UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2015

Intelligent Living America, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54026	36-4794823
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

299 Alhambra Circle, Suite 512

Coral Gables, FL 33134

(Address of Principal Executive Offices) (Zip Code)

800.800.5487

(Registrant’s telephone number, including area code)

80 SW 8th Street, Suite 1870

Miami, FL  33130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

Between January 1, 2015 and March 23, 2015 Intelligent Living America, Inc. has issued 356,142,162 shares of common stock upon the conversion of debt.  There are now 440,827,452 shares of common stock outstanding.  The shares were issued in separate transactions with investors, each of which exercised its right to convert derivative securities issued by the Company in prior periods.  The issuances were exempt from registration under Section 5 of the Securities Act by reason of Section 4(2) of said Act, as the investors were sophisticated, were given access to information about the Company, and had taken the securities for investment.

In January, 2015 the Company issued 20,896,111 shares to KBM WORLDWIDE, INC. at an average price per share of $0.00046, valued at $9,690.

In January, 2015 the Company issued 3,952,569 shares to ADAR Bays, LLC at an average price per share of $0.00265, valued at $5,000.

In January, 2015 the Company issued 10,233,827 shares to Darling Capital, LLC at an average price per share of $0.0004, valued at $409.

In January, 2015 the Company issued 4,000,000 shares to New Castle County Services at an average price per share of $0.23164, valued at $926,580.

In February, 2015 the Company issued 21,000,000 shares to KBM WORLDWIDE, INC. at an average price per share of $0.0003, valued at $6,300.

In February, 2015 the Company issued 31,689,696 shares to ADAR Bays, LLC at an average price per share of $0.0002864, valued at $9,076.

In February, 2015 the Company issued 7,283,787 shares to LG CAPITAL FUNDING, LLC at an average price per share of $0.00033, valued at $2,404.

In February, 2015 the Company issued 17,717,621 shares to Darling Capital, LLC at an average price per share of $0.00016, valued at $2,835.

In February, 2015 the Company issued 8,429,331 shares to Brent Coetzee at an average price per share of $0.00023, valued at $1,939.

In March, 2015 the Company issued 171,309,524 shares to KBM WORLDWIDE, INC. at an average price per share of $0.000142, valued at $24,365.

In March, 2015 the Company issued 41,757,576 shares to ADAR Bays, LLC at an average price per share of $0.000141, valued at $5,890.

In March, 2015 the Company issued 10,202,787 shares to LG CAPITAL FUNDING, LLC at an average price per share of $0.000165, valued at $1,683.

In March, 2015 the Company issued 7,579,333 shares to Darling Capital, LLC at an average price per share of $0.00012, valued at $910.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 24, 2015	Intelligent Living America, Inc.

	By:	/s/ Paul Favata
Paul Favata, President